                                          Consent of Independent Auditors

We  consent to the  incorporation  by  reference  in the  Registration  Statement  on Form S-2 of our report  dated
February 3, 2003,  with  respect to the  consolidated  financial  statements  of American  Skandia  Life  Assurance
Corporation  for the year ended  December  31, 2002  included in its  Registration  Statement on Form S-2 (File No.
333-103889) filed with the Securities and Exchange Commission.

                                                              /s/ERNST & YOUNG LLP

Hartford, Connecticut
October 2, 2003